UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                     FEBRUARY 11, 2011 (NOVEMBER 22, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             1375 KINGS HIGHWAY EAST, FAIRFIELD, CONNECTICUT 06824
             -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 22, 2010, Competitive Technologies, Inc. (the "Company") entered into a Lease Agreement to lease 2,729 square feet of office space located at 1375 Kings Highway East, Fairfield CT 06824. The Lease commenced on December 1, 2010 and terminates November 30, 2013, with a term of three years. Under the Lease, the Company will pay $5,629 per month in rent for the first year, $5,856 per month in the second year, and $6,083 in the third year.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 22, 2010, the Company entered into a Lease Termination and Surrender Agreement to terminate the lease of its former offices located at 777 Commerce Drive, Fairfield CT 06825 effective December 1, 2010. Under the Termination Agreement, the Company paid a settlement of $393,466.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description

10.1 Lease Agreement between Competitive Technologies, Inc. and 1375 Kings Highway LLC dated November 22, 2010.

10.2 Lease Termination and Surrender Agreement between Competitive Technologies, Inc. and 777 Commerce Drive LLC dated November 22, 2010.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: February 11, 2011                By: /s/ Johnnie D. Johnson
                                        --------------------------
                                        Johnnie D. Johnson
                                        Chief Executive Officer